Exhibit 10.2

BORROWER ACCESSION AGREEMENT

This BORROWER ACCESSION AGREEMENT dated as of August 10, 2017, among LOGMEIN, INC., a Delaware corporation (“LMI”), LOGMEIN IRELAND HOLDING COMPANY LIMITED, an Irish incorporated limited liability company, (the “New Borrower”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

Reference is made to the Amended and Restated Credit Agreement, dated as of February 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LMI, each of the Additional Borrowers party thereto (together with LMI, each a “Borrower” and collectively, the “Borrowers”), the Lenders parties thereto, and the Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to the Borrowers. Each of LMI and the New Borrower represent and warrant that the representations and warranties of LMI in the Credit Agreement relating to the New Borrower and this Borrower Accession Agreement are true and correct in all material respects (or in all respects if already qualified by concepts of materiality) on and as of the date hereof and no Default or Event of Default has occurred and is continuing as a result of the New Borrower becoming a Borrower. LMI agrees that the guarantee of LMI and each other Domestic Borrower contained in the Credit Agreement will apply to the obligations of the New Borrower. Upon execution and delivery of this Borrower Accession Agreement by each of LMI, the New Borrower and the Administrative Agent and the satisfaction of all other requirements under Section 5.09(a) of the Credit Agreement, the New Borrower shall be a party to the Credit Agreement and a “Borrower” for all purposes thereof, and the New Borrower hereby agrees to be bound by all provisions of the Credit Agreement. The undersigned Lenders and Administrative Agent hereby consent to the transfer of the Equity Interests of the New Borrower from LMI to GetGo Holdings Bermuda Limited.

THIS BORROWER ACCESSION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The provisions of Section 9.06 of the Credit Agreement as to counterparts and electronic execution are hereby incorporated into this Borrower Accession Agreement by reference, mutatis mutandis, as if such provisions were fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Borrower Accession Agreement to be duly executed by their authorized officers as of the date first appearing above.

LOGMEIN, INC.

By:	/s/ Edward K. Herdiech

Name:	Edward K. Herdiech
Title:	Chief Financial Officer and Treasurer

[Signature Page to Borrower Accession Agreement]

Signed and Delivered as a Deed by

Edward K. Herdiech	/s/ Edward K. Herdiech

Attorney

as duly appointed attorney for

and on behalf of LogMeIn Ireland Holding Company Limited

in the presence of:

/s/ Patrick J. Murphy

Witness Signature

Address: 333 Summer Street, Boston, MA 02210

Occupation: Attorney

[Signature Page to Borrower Accession Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Justin Burton
Name:	Justin Burton
Title:	Vice President

[Signature Page to Borrower Accession Agreement]

Consented to:

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Justin Burton
Name:	Justin Burton
Title:	Vice President

[Signature Page to Borrower Accession Agreement]

Consented to:

Royal Bank of Canada, as Lender

By:	/s/ Mark Gronich
Name:	Mark Gronich
Title:	Authorized Signatory

Consented to:

SILICON VALLEY BANK, as Lender

By:	/s/ Frank Groccia

Name:	Frank Groccia
Title:	Vice President

Consented to:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Janet Fung
Name:	Janet Fung
Title:	Vice President

Consented to:

Citizens Bank, N.A., as Lender

By:	/s/ Brendan Roche
Name:	Brendan Roche
Title:	Senior Vice President

Consented to:

Wells Fargo, N.A., as Lender

By:	/s/ Debra E. DelVecchio
Name:	Debra E. DelVecchio
Title:	SVP

Consented to:

TD Bank, N.A., as Lender

By:	/s/ William F. Granchelli
Name:	William F. Granchelli
Title:	Senior Vice President

Consented to:

SUNTRUST BANK, as Lender

By:	/s/ Jason Crowley
Name:	Jason Crowley
Title:	Vice President